SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 13, 2001


                       SECURITY CAPITAL GROUP INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
                 (State or Other Jurisdiction of Incorporation)





                                     1-13355
                            (Commission File Number)

                                   36-3692698
                      (I.R.S. Employer Identification No.)



                 125 Lincoln Avenue Santa Fe, New Mexico 87501
               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 982-9292
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

     On June 13, 2001, the Registrant announced that its line of credit, which was originally scheduled to expire in April 2002, has been extended through April 2003, and that the Company re-sized the line of credit to $450 million. A copy of the press release announcing the extension of the line of credit is filed as an exhibit to this report and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.
               None

         (b)  Pro Forma Financial Statements.
               None

         (c)  Exhibits.

Exhibit No.       Document Description

99.1              Press Release dated June 13, 2001

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SECURITY CAPITAL GROUP INCORPORATED



                                             Jeffrey A. Klopf
                                             Senior Vice President and Secretary

Dated: June 13, 2001



EXHIBIT 99.1

                                  News Release

                                               Contact: William R. (Todd) Fowler
                                                                  (800) 988-4304


           SECURITY CAPITAL EXTENDS LINE OF CREDIT THROUGH APRIL 2003

        Firm Possesses Strong Financial Flexibility to Implement Strategy

     (June 13, 2001) - Security Capital (NYSE: SCZ) announced today that it has renewed its $450 million line of credit through April 2003, at a reduced borrowing rate. As of today, Security Capital has $925.2 million of long-term fixed-rate debt with an average life of 11.8 years at an average rate of 7.2% and no balance outstanding on its line of credit.

     "This step provides strong financial flexibility when combined with the significantly increased cash flow from operations generated by Security Capital as a result of its simplification efforts," said C. Ronald Blankenship, Vice Chairman. According to Mr. Blankenship, Security Capital's cash flow since the company began its restructuring has increased substantially, from $87.2 million for the four quarters ended March 31, 2000, to $214.0 million for the four quarters ended March 31, 2001. "With the renewal of the line of credit and upon the completion of the recently announced CWS Communities transaction for $289.7 million in cash, Security Capital will have one of the strongest balance sheets in the industry," Mr. Blankenship said. "Security Capital is in a superb position to continue to execute its simplification strategy in an efficient and timely manner."

     Five new banks entered the facility, which was oversubscribed by more than $100 million. The facility includes a total of 13 banks. Wells Fargo Bank, N.A. and J.P. Morgan Securities Inc. are co-lead arrangers. Bank of America, N.A. is the syndication agent and Commerzbank AG is the documentation agent.

     Security Capital is a leading international real estate operating company. The company's strategy is to own all or a high percentage of a few real estate businesses that function as private operating divisions and to eliminate the discount to the underlying value of its assets. Security Capital currently has ownership positions in 13 real estate businesses. The company plans to reposition or sell its investment in several of these businesses and focus its capital in those that hold one of the top two market positions in their specific niche and are able to create measurable brand value, as well as generate significant income from services and managed capital. Security Capital will build on the operating strengths of the remaining private divisions to achieve superior sustainable financial results. The principal offices of Security Capital and its directly owned affiliates are in Atlanta, Brussels, Chicago, El Paso, Houston, London, Luxembourg, New York and Santa Fe. ###

     This press release contains certain statements that are neither reported financial results nor other historical information. These statements are forward-looking statements within the meaning of the safe-harbor provisions of the U.S. federal securities laws. These statements reflect the current views of Security Capital with respect to future events and are not guarantees of future performance. Because these forward-looking statements are subject to risks and uncertainties, actual future results may differ materially from those expressed in or implied by the statements. Many of these risks and uncertainties relate to factors that are beyond the company's ability to control or estimate precisely, such as future market conditions, the behavior of other market participants, the actions of governmental regulators and other risk factors detailed in Security Capital's reports filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. The company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of these materials.